Fair Value of Retained Interests (Detail) In Millions, unless otherwise specified	Mar. 31, 2013 USD ($)	Mar. 31, 2013 INR	Mar. 31, 2012 INR
Annual prepayment rate:
Impact of 10% adverse change	$ 0.2	12.3	17.4
Impact of 20% adverse change	0.4	23.3	32.9
Expected credit losses:
Impact of 10% adverse change	0.3	14.1	7.9
Impact of 20% adverse change	$ 0.5	28.2	15.7